Exhibit 10.2 THE MARZETTI COMPANY FORM OF RESTRICTED STOCK UNIT AWARD AGREEMENT This Restricted Stock Unit Award Agreement (this “Agreement”) made as of __________, 20 (the “Grant Date”), by and between The Marzetti Company, an Ohio corporation (the “Company”), and (the “Grantee”). WHEREAS, the Company desires to award Restricted Stock Units to the Grantee, subject to the terms and conditions of The Marzetti Company 2025 Omnibus Incentive Plan (the “Plan”) and the terms and conditions described below; WHEREAS, the Grantee wishes to accept such award, subject to the terms and conditions of the Plan and the terms and conditions described below; WHEREAS, the parties hereto understand and agree that any terms used and not defined herein have the same meanings as in the Plan. NOW, THEREFORE, the Company and the Grantee hereby agree as follows: 1. Grant of Restricted Stock Units. (a) Pursuant to Section 12 of the Plan, the Company hereby issues to the Grantee on the Grant Date an Award consisting of, in the aggregate, _______ Restricted Stock Units (the “Restricted Stock Units”). Each Restricted Stock Unit represents the right to receive one share of Common Stock, subject to the terms and conditions set forth in this Agreement and the Plan. (b) The Restricted Stock Units shall be credited to a separate account maintained for the Grantee on the books and records of the Company (the “Account”). All amounts credited to the Account shall continue for all purposes to be part of the general assets of the Company. 2. Consideration. The grant of the Restricted Stock Units is made in consideration of the services to be rendered by the Grantee to the Company. 3. Vesting of Restricted Stock Units. (a) Except as provided in Section 3(b), the Restricted Stock Units shall be forfeited to the Company for no consideration in the event the Director (i) voluntarily terminates his or her services to the Company prior to the first anniversary of the Grant Date (provided, however, that the Director shall not be considered to have voluntarily terminated his or her services to the Company if the Director completes the term of Board service for which he or she has most recently been elected or appointed but does not stand for re-election to the Board) or (ii) is removed from the Board by a vote of a majority of Directors prior to the first anniversary of the Grant Date. (b) The Restricted Stock Units shall be fully vested in the Director and no longer subject to a risk of forfeiture pursuant to Section 3(a) upon the occurrence of the earliest of the following events: (i) the date on which the Director dies or ceases to be a Service Provider as a result of the Director’s Disability; and (ii) the next annual meeting of the shareholders of the Company following the Grant Date. 4. Effect of Change in Control. Notwithstanding anything in this Agreement to the contrary, including Section 3, in the event of a Change in Control, no cancellation, termination, acceleration of vesting, lapse of any restriction (performance or otherwise), or settlement or other payment shall occur with respect to any Restricted Stock

2 Units, if and only if the Committee (as constituted immediately before the consummation of the Change in Control) reasonably determines in good faith before the Change in Control that (i) this outstanding Restricted Stock Unit award will be honored or assumed, or new rights substituted (such honored, assumed, or substituted Award being referred to as a “Replacement Award”) by the successor, and (ii) such Replacement Award: (a) be (i) based on shares of common stock that are traded on a registered U.S. securities exchange or (ii) an award of cash having the same economic value; (b) provide the Grantee with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under this Agreement, including, but not limited to, an identical or better vesting schedule and identical or better timing and methods of payment; (c) have substantially equivalent economic value to the Restricted Stock Units under this Agreement, determined at the time of the Change in Control; and (d) have terms and conditions that provide that in the event that the Grantee’s Continuous Status as an Employee or Consultant is involuntarily terminated by the Company for any reason other than for Cause within two years following the Change in Control, any conditions on the Grantee’s rights under, or any restrictions on transfer applicable to, the Restricted Stock Units shall be waived or shall lapse, as the case may be, and any performance-based restrictions shall be deemed to have been achieved at target level performance. If, however, Replacement Awards are not granted in accordance with this section, restrictions on the Restricted Stock Units shall terminate; and such Restricted Stock Units shall be immediately vested. 5. Restrictions. Subject to any exceptions set forth in this Agreement or the Plan, until such time as the Restricted Stock Units are settled in accordance with Section 7, the Restricted Stock Units or the rights relating thereto may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Grantee. Any attempt to assign, alienate, pledge, attach, sell or otherwise transfer or encumber the Restricted Stock Units or the rights relating thereto shall be wholly ineffective and, if any such attempt is made, the Restricted Stock Units will be forfeited by the Grantee and all of the Grantee’s rights to such units shall immediately terminate without any payment or consideration by the Company. 6. Rights as Shareholder; Dividend Equivalents. (a) The Grantee shall not have any rights of a shareholder with respect to the shares of Common Stock underlying the Restricted Stock Units unless and until the Restricted Stock Units vest and are settled by the issuance of such shares of Common Stock. (b) Upon and following the settlement of the Restricted Stock Units, the Grantee shall be the record owner of the shares of Common Stock underlying the Restricted Stock Units unless and until such shares are sold or otherwise disposed of, and as record owner shall be entitled to all rights of a shareholder of the Company (including voting rights). (c) If, prior to the settlement date, the Company declares a cash or stock dividend on the shares of Common Stock, then, on the payment date of the dividend, the Grantee’s Account shall be credited with Dividend Equivalents in an amount equal to the dividends that would have been paid to the Grantee if one share of Common Stock had been issued on the Grant Date for each Restricted Stock Unit granted to the Grantee as set forth in this Agreement. The Dividend Equivalents credited to the Grantee’s Account will be subject to the same terms and conditions as the Restricted Stock Units to which they are attributable and shall vest or be forfeited (if applicable) at the same time as the Restricted Stock Units to which they are attributable. 7. Delivery. Subject to Section 11 hereof, promptly following the Vesting Date, and in any event no later than March 15 of the calendar year following the calendar year in which such vesting occurs, the Company shall (a) issue and deliver to the Grantee the number of shares of Common Stock equal to the number of vested Restricted Stock Units and cash equal to any Dividend Equivalents credited with respect to such vested Restricted Stock Units or, at the discretion of the Administrator, shares of Common Stock having a Fair Market Value equal to such Dividend

3 Equivalents; and (b) enter the Grantee’s name on the books of the Company as the shareholder of record with respect to the shares of Common Stock delivered to the Grantee. In the event of Grantee’s death and the vesting of the Restricted Stock Units pursuant to Section 3 above, the Shares shall be delivered to the executor or administrator of Grantee’s estate or to the person or persons to whom Grantee’s rights under this Agreement shall pass by will or by the laws of intestate succession. 8. Adjustments. The Restricted Stock Units shall be subject to adjustment in accordance with Section 16 of the Plan. 9. No Right to Continued Services. The Award shall not confer upon Grantee any right with respect to continuance of employment or service by the Company or any of its Affiliates nor shall this Award interfere with the right of the Company to terminate Grantee’s service relationship with the Company or any of its Affiliates at any time. 10. Expenses of Issuance of Shares. The issuance of stock certificates hereunder shall be without charge to Grantee. The Company shall pay any issuance, stamp or documentary taxes (other than transfer taxes) or charges imposed by any governmental body, agency or official (other than income taxes) by reason of the issuance of Shares upon vesting of the Restricted Stock Units. 11. Withholding. No later than the date of delivery of Shares pursuant to Section 7 hereunder, Grantee shall pay to the Company or make arrangements satisfactory to the Administrator regarding payment of any federal, state or local taxes of any kind required by law to be withheld at such time with respect to the Award and the Company shall, to the extent permitted or required by law, have the right to deduct from any payment of any kind otherwise due to Grantee, federal, state and local taxes of any kind required by law to be withheld at such time. Grantee may elect to have the Company withhold Shares to pay any applicable withholding taxes resulting from the Award, in accordance with any rules or regulations of the Administrator then in effect. Notwithstanding the foregoing, the maximum number of Shares that may be withheld from the Award to satisfy any federal, state, or local tax withholding requirements upon the vesting of, or payment of Shares pursuant to, the Award, as applicable, may not exceed such number of Shares having a Fair Market Value equal to the minimum statutory amount required by the Company to be withheld and paid to any such federal, state, or local taxing authority with respect to such vesting or payment of Shares, or such greater amount as may be permitted under applicable accounting standards. Notwithstanding any action the Company takes with respect to any or all income tax, social insurance, payroll tax, or other tax-related withholding (“Tax-Related Items”), the ultimate liability for all Tax-Related Items is and remains the Grantee’s responsibility and the Company (a) makes no representation or undertakings regarding the treatment of any Tax-Related Items in connection with the grant, vesting or settlement of the Restricted Stock Units or the subsequent sale of any shares; and (b) does not commit to structure the Restricted Stock Units to reduce or eliminate the Grantee’s liability for Tax-Related Items. 12. Information. Information about the Grantee and the Grantee’s participation in the Plan may be collected, recorded and held, used and disclosed for any purpose related to the administration of the Plan. The Grantee understands that such processing of this information may need to be carried out by the Company and its Subsidiaries and by third party administrators whether such persons are located within the Grantee’s country or elsewhere, including the United States of America. The Grantee consents to the processing of information relating to the Grantee and the Grantee’s participation in the Plan in any one or more of the ways referred to above. 13. References. References herein to Grantee’s rights and obligations shall apply, where appropriate, to Grantee’s legal representative or estate without regard to whether specific reference to such legal representative or estate is contained in a particular provision of this Agreement. 14. Notices. Any notice required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given when delivered personally or by courier, or sent by certified or registered mail, postage prepaid, return receipt requested, duly addressed to the party concerned at the address indicated below or to such changed address as such party may subsequently by similar process give notice of, or by email or other electronic means using a system maintained by the Company when transmitted without a notice of failed delivery:

4 If to the Company: The Marzetti Company 380 Polaris Parkway Suite 400 Westerville, Ohio 43082 Attention: Corporate Secretary If to Grantee: At Grantee’s most recent address shown on the Company’s corporate records, or at any other address which Grantee may specify in a notice delivered to the Company in the manner set forth herein. 15. Successors and Assigns. The Company may assign any of its rights under this Agreement. This Agreement will be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement will be binding upon Grantee and Grantee’s beneficiaries, executors, administrators and the person(s) to whom the Restricted Stock Units may be transferred by will or the laws of descent or distribution. 16. Severability. The invalidity or unenforceability of any provision of the Plan or this Agreement shall not affect the validity or enforceability of any other provision of the Plan or this Agreement, and each provision of the Plan and this Agreement shall be severable and enforceable to the extent permitted by law. 17. Section 409A. This Agreement is intended to comply with Section 409A of the Code or an exemption thereunder and shall be construed and interpreted in a manner that is consistent with the requirements for avoiding additional taxes or penalties under Section 409A of the Code. Notwithstanding the foregoing, the Company makes no representations that the payments and benefits provided under this Agreement comply with Section 409A of the Code and in no event shall the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by Grantee on account of non-compliance with Section 409A of the Code. 18. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio, without giving effect to principles of conflict of laws. 19. Clawback. In accordance with Section 18 of the Plan, by accepting the Restricted Stock Units, the Grantee acknowledges that the Grantee is fully bound by, and subject to all of the terms and conditions of, the Clawback Policy, and the Grantee agrees to abide by the terms of the Clawback Policy. To the extent that the Administrator determines that all or any portion of the Restricted Stock Units or the shares of Common Stock issued on settlement thereof (or the value of those shares) must be cancelled, forfeited, repaid, or otherwise recovered by the Company, the Grantee shall promptly take whatever action is necessary to effectuate such cancellation, forfeiture, repayment, or recovery. No recovery of all or a portion of the Restricted Stock Units under the Clawback Policy will be an event giving rise to a right to resign for Good Reason under any agreement with the Company. In the event of any conflict between the terms of the Clawback Policy and the terms of the Plan or this Agreement, the terms of the Clawback Policy shall govern. 20. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by the Grantee or the Company to the Administrator for review. The resolution of such dispute by the Administrator shall be final and binding on the Grantee and the Company. 21. Restricted Stock Units Subject to Plan. This Agreement is subject to the Plan as approved by the Company’s shareholders. The terms and provisions of the Plan as it may be amended from time to time are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail. 22. Discretionary Nature of Plan. The Plan is discretionary and may be amended, cancelled or terminated by the Company at any time, in its discretion. The grant of the Restricted Stock Units in this Agreement does not create any contractual right or other right to receive any Restricted Stock Units or other Awards in the future. Future Awards, if any, will be at the sole discretion of the Company. Any amendment, modification, or termination of the Plan shall not constitute a change or impairment of the terms and conditions of the Grantee’s employment with the Company.

5 23. Amendment. The Administrator has the right to amend, alter, suspend, discontinue or cancel the Restricted Stock Units, prospectively or retroactively; provided, that, no such amendment shall adversely affect the Grantee’s material rights under this Agreement without the Grantee’s consent. 24. No Impact on Other Benefits. The value of the Grantee’s Restricted Stock Units is not part of his or her normal or expected compensation for purposes of calculating any severance, retirement, welfare, insurance or similar employee benefit. 25. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. Counterpart signature pages to this Agreement transmitted by facsimile transmission, by electronic mail in portable document format (.pdf), or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing an original signature. 26. Waivers and Consents. The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent. 27. Electronic Delivery and Consent to Electronic Participation. The Company may, in its sole discretion, decide to deliver any documents related to the Restricted Stock Units and participation in the Plan or future grants of Restricted Stock Units that may be granted under the Plan by electronic means. Notwithstanding anything in this Agreement to the contrary, Grantee hereby consents to receive such documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company, including the acceptance of Restricted Stock Unit grants and the execution of award agreements through electronic signature. [Signature Page Follows.]

6 Executed in the name and on behalf of the Company in Westerville, Ohio as of __________, 20 . THE MARZETTI COMPANY By: Name: Title: ACCEPTANCE OF AGREEMENT Grantee hereby: (a) acknowledges receiving a copy of the Plan, which has either been previously delivered or is provided with this Agreement, and represents that he or she is familiar with and understands all provisions of the Plan and this Agreement; (b) voluntarily and knowingly accepts this Agreement and the Restricted Stock Units granted to him or her under this Agreement subject to all provisions of the Plan and this Agreement; and (c) represents that he or she understands that the acceptance of this Agreement through an on-line or electronic system, if applicable, carries the same legal significance as if he or she manually signed the Agreement. Grantee further acknowledges receiving a copy of the Company’s most recent annual report to shareholders and other communications routinely distributed to the Company’s shareholders and a copy of the prospectus pertaining to the Plan. By: ____________________